Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

June 30, 2015

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Net income return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of net income return on average equity. Measuring net income return on average equity excluding accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring net income return on average equity excluding accumulated other comprehensive income (loss) is important to investors because the low turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

Effective January 1, 2015, the Company adopted Accounting Standards Update (“ASU”) No. 2014-01, Accounting for Investments in Qualified Affordable Housing Projects, on a retrospective basis. In accordance with ASU No. 2014-01, the Company has adjusted its financial results for the periods prior to the first quarter of 2015.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

jeff.hallin@standard.com

www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions-except per share data)

CONSOLIDATED

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$310.4	$203.5	$189.1	$284.0	$269.4	Insurance Services	$74.7	$74.9	$72.0	$93.6	$44.0	$59.8
55.5	61.3	64.0	79.3	77.9	Asset Management	24.5	19.4	18.7	20.8	22.0	16.4
(84.0)	(66.3)	(56.3)	(33.8)	(42.2)	Other	(9.8)	(16.9)	(14.5)	(11.5)	(8.7)	(7.5)

281.9	198.5	196.8	329.5	305.1	Total income before income taxes	89.4	77.4	76.2	102.9	57.3	68.7
95.7	61.6	59.6	103.9	94.8	Income taxes	25.1	20.9	24.6	33.1	16.5	20.6

$186.2	$136.9	$137.2	$225.6	$210.3	Net income	$64.3	$56.5	$51.6	$69.8	$40.8	$48.1

					Net income per common share:
$3.98	$3.05	$3.10	$5.10	$4.89	Basic	$1.52	$1.34	$1.23	$1.63	$0.94	$1.10
3.96	3.04	3.09	5.07	4.84	Diluted	1.50	1.32	1.21	1.62	0.93	1.08

					Share data:
46,774,277	44,876,650	44,283,771	44,243,364	43,018,215	Basic weighted-average	42,248,656	42,130,728	42,110,016	42,777,337	43,311,156	43,896,627
47,006,228	45,016,070	44,359,891	44,527,405	43,455,136	Diluted weighted-average	42,816,712	42,673,025	42,563,312	43,184,170	43,710,063	44,381,944
46,159,387	44,268,859	44,419,448	44,126,389	42,077,825	At period end	42,289,837	42,186,489	42,077,825	42,475,479	42,949,566	43,748,487

$186.2	$136.9	$137.2	$225.6	$210.3	Net income	$64.3	$56.5	$51.6	$69.8	$40.8	$48.1
(30.5)	(4.1)	(5.2)	(7.6)	(7.6)	After-tax net capital (losses) gains	(0.3)	(5.4)	(4.2)	(3.0)	0.3	(0.7)

$216.7	$141.0	$142.4	$233.2	$217.9	Net income excluding after-tax net capital (losses) gains	$64.6	$61.9	$55.8	$72.8	$40.5	$48.8

$(49.0)	$(6.3)	$(8.4)	$(12.8)	$(12.1)	Net capital (losses) gains	$(0.5)	$(8.6)	$(6.8)	$(4.7)	$0.5	$(1.1)
(18.5)	(2.2)	(3.2)	(5.2)	(4.5)	Tax (benefit) expense on net capital (losses) gains	(0.2)	(3.2)	(2.6)	(1.7)	0.2	(0.4)

$(30.5)	$(4.1)	$(5.2)	$(7.6)	$(7.6)	After-tax net capital (losses) gains	$(0.3)	$(5.4)	$(4.2)	$(3.0)	$0.3	$(0.7)

					Net income per diluted common share:
$3.96	$3.04	$3.09	$5.07	$4.84	Net income	$1.50	$1.32	$1.21	$1.62	$0.93	$1.08
(0.65)	(0.09)	(0.12)	(0.17)	(0.17)	After-tax net capital (losses) gains	(0.01)	(0.13)	(0.10)	(0.07)	—	(0.02)

$4.61	$3.13	$3.21	$5.24	$5.01	Net income excluding after-tax net capital (losses) gains	$1.51	$1.45	$1.31	$1.69	$0.93	$1.10

$1,891.4	$1,987.4	$2,164.7	$2,145.6	$2,155.6	Shareholders’ equity	$2,238.3	$2,256.8	$2,155.6	$2,255.7	$2,251.6	$2,218.7
160.9	235.1	309.3	134.7	114.3	Accumulated other comprehensive income	65.7	153.3	114.3	188.7	225.9	184.9

$1,730.5	$1,752.3	$1,855.4	$2,010.9	$2,041.3	Shareholders’ equity excluding accumulated other comprehensive income	$2,172.6	$2,103.5	$2,041.3	$2,067.0	$2,025.7	$2,033.8

10.3%	7.1%	6.6%	10.5%	9.8%	Net income return on average equity	11.4%	10.2%	9.4%	12.4%	7.3%	8.8%
11.0	7.9	7.6	11.7	10.4	Net income return on average equity (excluding accumulated other comprehensive income)	12.0	10.9	10.0	13.6	8.0	9.5
12.8	8.1	7.9	12.1	10.8	Net income return on average equity (excluding after-tax net capital (losses) gains and accumulated other comprehensive income)	12.1	11.9	10.9	14.2	8.0	9.7

					Book value per common share:
$40.98	$44.89	$48.73	$48.62	$51.23	Including accumulated other comprehensive income	$52.93	$53.50	$51.23	$53.11	$52.42	$50.71
3.49	5.31	6.96	3.05	2.72	Accumulated other comprehensive income	1.56	3.64	2.72	4.45	5.26	4.22

$37.49	$39.58	$41.77	$45.57	$48.51	Excluding accumulated other comprehensive income	$51.37	$49.86	$48.51	$48.66	$47.16	$46.49

3,091	2,974	2,875	2,702	2,803	Number of employees	2,739	2,781	2,803	2,787	2,748	2,733

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,097.7	$2,153.3	$2,163.9	$2,124.3	$2,052.4	Premiums	$542.6	$532.1	$515.8	$507.3	$519.2	$510.1
116.5	115.5	114.7	121.6	130.8	Administrative fees	33.1	32.7	33.8	32.8	32.6	31.6
603.7	619.2	641.6	643.5	617.2	Net investment income	159.3	153.3	155.9	152.6	154.8	153.9
					Net capital (losses) gains:
(0.7)	(1.8)	(3.2)	(1.1)	(1.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(1.6)	—	(0.8)	(0.3)	(0.1)	—
(48.3)	(4.5)	(5.2)	(11.7)	(10.9)	All other net capital (losses) gains	1.1	(8.6)	(6.0)	(4.4)	0.6	(1.1)

(49.0)	(6.3)	(8.4)	(12.8)	(12.1)	Total net capital (losses) gains	(0.5)	(8.6)	(6.8)	(4.7)	0.5	(1.1)

2,768.9	2,881.7	2,911.8	2,876.6	2,788.3	Total revenues	734.5	709.5	698.7	688.0	707.1	694.5

					Benefits and expenses:
1,619.8	1,771.2	1,793.0	1,655.4	1,582.2	Benefits to policyholders	404.7	398.7	394.1	360.8	426.2	401.1
158.4	161.0	171.3	176.4	164.6	Interest credited	40.9	41.1	41.8	38.7	40.6	43.5
446.2	471.2	470.5	442.6	470.6	Operating expenses	128.2	121.9	122.3	119.9	115.3	113.1
206.1	218.7	203.7	207.9	207.2	Commissions and bonuses	53.4	60.7	52.5	53.2	49.7	51.8
34.7	36.7	37.5	35.3	31.5	Premium taxes	9.6	9.1	6.8	7.5	8.1	9.1
38.9	38.9	39.9	34.4	31.8	Interest expense	7.7	7.8	7.7	7.8	7.9	8.4
(76.0)	(81.7)	(71.4)	(76.9)	(80.1)	Deferral of acquisition costs	(18.5)	(25.0)	(21.2)	(22.2)	(16.5)	(20.2)
58.9	67.2	70.5	72.0	75.4	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	19.1	17.8	18.5	19.4	18.5	19.0

2,487.0	2,683.2	2,715.0	2,547.1	2,483.2	Total benefits and expenses	645.1	632.1	622.5	585.1	649.8	625.8

281.9	198.5	196.8	329.5	305.1	Income before income taxes	89.4	77.4	76.2	102.9	57.3	68.7

95.7	61.6	59.6	103.9	94.8	Income taxes	25.1	20.9	24.6	33.1	16.5	20.6

186.2	136.9	137.2	225.6	210.3	Net income	64.3	56.5	51.6	69.8	40.8	48.1

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
100.5	103.4	71.4	(205.3)	50.3	Net unrealized capital gains (losses) on securities available-for-sale	(105.9)	37.3	(5.0)	(37.0)	41.1	51.2
(9.6)	(5.9)	(3.6)	(4.5)	(2.0)	Reclassification adjustment for net capital (gains) losses included in net income	(0.5)	(0.3)	0.1	(0.6)	(0.6)	(0.9)
					Unrealized gains on derivative instruments:
—	—	—	—	—	Net unrealized gains on cash flow hedges	16.5	—	—	—	—	—
					Employee benefit plans:
(5.0)	(26.6)	—	41.2	(70.4)	Prior service (cost) credit and net gains (losses) arising during the period, net	—	(0.1)	(70.0)	—	—	(0.4)
3.6	3.3	6.4	(6.0)	1.7	Reclassification adjustment for amortization to net periodic pension cost (credit), net	2.3	2.1	0.5	0.4	0.5	0.3

89.5	74.2	74.2	(174.6)	(20.4)	Total	(87.6)	39.0	(74.4)	(37.2)	41.0	50.2

$275.7	$211.1	$211.4	$51.0	$189.9	Comprehensive income (loss)	$(23.3)	$95.5	$(22.8)	$32.6	$81.8	$98.3

					Statutory data—insurance subsidiaries: *
$317.4	$185.1	$182.3	$272.8	$268.5	Net gain from operations before federal income taxes and realized capital gains (losses)	$69.1	$70.3	$60.7	$108.9	$48.3	$50.6
202.4	143.1	138.8	197.9	212.6	Net gain from operations after federal income taxes and before realized capital gains (losses)	57.6	62.9	50.4	80.9	40.4	40.9
1,226.8	1,193.1	1,259.6	1,359.0	1,228.4	Capital and surplus	1,221.9	1,233.7	1,228.4	1,188.8	1,358.9	1,357.5
95.6	107.2	117.5	127.5	106.2	Asset valuation reserve	106.1	105.5	106.2	131.7	132.2	129.8

*	Statutory data represents Standard Insurance Company and The Standard Life Insurance Company of New York.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,892.9	$1,973.0	$1,980.6	$1,926.9	$1,842.8	Employee Benefits	$488.9	$478.0	$462.2	$453.9	$467.3	$459.4
163.3	172.3	176.6	190.5	199.1	Individual Disability	50.9	50.4	51.8	50.3	48.9	48.1

2,056.2	2,145.3	2,157.2	2,117.4	2,041.9	Insurance Services	539.8	528.4	514.0	504.2	516.2	507.5
41.5	8.0	6.7	6.9	10.5	Asset Management	2.8	3.7	1.8	3.1	3.0	2.6

2,097.7	2,153.3	2,163.9	2,124.3	2,052.4	Total premiums	542.6	532.1	515.8	507.3	519.2	510.1

					Administrative fees:
9.3	12.0	13.7	15.1	16.5	Employee Benefits	4.1	4.0	4.3	3.8	4.2	4.2
0.3	0.3	0.2	0.2	0.2	Individual Disability	0.1	—	0.1	—	0.1	—

9.6	12.3	13.9	15.3	16.7	Insurance Services	4.2	4.0	4.4	3.8	4.3	4.2
121.5	119.9	118.8	124.9	133.4	Asset Management	33.8	33.7	34.2	33.9	33.1	32.2
(14.6)	(16.7)	(18.0)	(18.6)	(19.3)	Other	(4.9)	(5.0)	(4.8)	(4.9)	(4.8)	(4.8)

116.5	115.5	114.7	121.6	130.8	Total administrative fees	33.1	32.7	33.8	32.8	32.6	31.6

					Net investment income:
286.3	290.6	294.3	278.5	261.1	Employee Benefits	65.2	63.9	64.9	64.9	66.1	65.2
52.6	53.0	54.7	53.7	53.1	Individual Disability	14.2	13.7	13.3	13.1	13.3	13.4

338.9	343.6	349.0	332.2	314.2	Insurance Services	79.4	77.6	78.2	78.0	79.4	78.6
251.0	262.7	278.6	293.2	283.3	Asset Management	75.0	71.2	72.2	69.4	72.2	69.5
13.8	12.9	14.0	18.1	19.7	Other	4.9	4.5	5.5	5.2	3.2	5.8

603.7	619.2	641.6	643.5	617.2	Total net investment income	159.3	153.3	155.9	152.6	154.8	153.9

(49.0)	(6.3)	(8.4)	(12.8)	(12.1)	Net capital (losses) gains	(0.5)	(8.6)	(6.8)	(4.7)	0.5	(1.1)

2,768.9	2,881.7	2,911.8	2,876.6	2,788.3	Total revenues	734.5	709.5	698.7	688.0	707.1	694.5

					Benefits and expenses:
1,925.1	2,117.7	2,150.5	1,993.4	1,904.9	Employee Benefits	508.1	493.7	475.1	441.5	500.9	487.4
169.2	180.0	180.5	187.5	198.5	Individual Disability	40.6	41.4	49.5	50.9	55.0	43.1

2,094.3	2,297.7	2,331.0	2,180.9	2,103.4	Insurance Services	548.7	535.1	524.6	492.4	555.9	530.5
358.5	329.3	340.1	345.7	349.3	Asset Management	87.1	89.2	89.5	85.6	86.3	87.9
34.2	56.2	43.9	20.5	30.5	Other	9.3	7.8	8.4	7.1	7.6	7.4

2,487.0	2,683.2	2,715.0	2,547.1	2,483.2	Total benefits and expenses	645.1	632.1	622.5	585.1	649.8	625.8

					Income (loss) before income taxes:
263.4	157.9	138.1	227.1	215.5	Employee Benefits	50.1	52.2	56.3	81.1	36.7	41.4
47.0	45.6	51.0	56.9	53.9	Individual Disability	24.6	22.7	15.7	12.5	7.3	18.4

310.4	203.5	189.1	284.0	269.4	Insurance Services	74.7	74.9	72.0	93.6	44.0	59.8
55.5	61.3	64.0	79.3	77.9	Asset Management	24.5	19.4	18.7	20.8	22.0	16.4
(84.0)	(66.3)	(56.3)	(33.8)	(42.2)	Other	(9.8)	(16.9)	(14.5)	(11.5)	(8.7)	(7.5)

281.9	198.5	196.8	329.5	305.1	Total income before income taxes	89.4	77.4	76.2	102.9	57.3	68.7
95.7	61.6	59.6	103.9	94.8	Income taxes	25.1	20.9	24.6	33.1	16.5	20.6

$186.2	$136.9	$137.2	$225.6	$210.3	Net income	$64.3	$56.5	$51.6	$69.8	$40.8	$48.1

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,056.2	$2,145.3	$2,157.2	$2,117.4	$2,041.9	Premiums	$539.8	$528.4	$514.0	$504.2	$516.2	$507.5
9.6	12.3	13.9	15.3	16.7	Administrative fees	4.2	4.0	4.4	3.8	4.3	4.2
338.9	343.6	349.0	332.2	314.2	Net investment income	79.4	77.6	78.2	78.0	79.4	78.6

2,404.7	2,501.2	2,520.1	2,464.9	2,372.8	Total revenues	623.4	610.0	596.6	586.0	599.9	590.3

					Benefits and expenses:
1,566.4	1,750.9	1,773.3	1,637.7	1,561.4	Benefits to policyholders	399.9	391.8	388.8	355.2	421.0	396.4
4.8	4.6	4.2	4.3	2.6	Interest credited	1.2	0.7	—	0.7	1.2	0.7
331.8	338.7	349.1	340.0	349.2	Operating expenses	95.1	90.6	90.2	89.3	85.5	84.2
175.7	185.1	172.7	174.2	170.6	Commissions and bonuses	43.5	50.5	41.5	43.4	41.3	44.4
34.5	36.6	37.5	35.2	31.5	Premium taxes	9.6	9.1	6.8	7.5	8.1	9.1
(61.3)	(64.5)	(55.9)	(60.3)	(61.4)	Deferral of acquisition costs	(13.6)	(19.7)	(14.7)	(16.6)	(13.0)	(17.1)
42.4	46.3	50.1	49.8	49.5	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	13.0	12.1	12.0	12.9	11.8	12.8

2,094.3	2,297.7	2,331.0	2,180.9	2,103.4	Total benefits and expenses	548.7	535.1	524.6	492.4	555.9	530.5

$310.4	$203.5	$189.1	$284.0	$269.4	Income before income taxes	$74.7	$74.9	$72.0	$93.6	$44.0	$59.8

					Statistics (% of total premiums):
16.1%	15.8%	16.2%	16.1%	17.1%	Operating expenses	17.6%	17.1%	17.5%	17.7%	16.6%	16.6%
15.1	9.5	8.8	13.4	13.2	Income before income taxes	13.8	14.2	14.0	18.6	8.5	11.8

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$835.7	$892.6	$883.7	$849.7	$808.6	Life and AD&D	$204.3	$214.3	$203.5	$202.0	$202.9	$200.2
799.9	803.3	801.4	783.0	753.8	LTD	195.4	195.1	188.1	187.1	189.4	189.2
203.7	208.0	212.6	229.0	219.0	STD	61.5	60.1	52.0	55.2	57.5	54.3
81.5	81.6	78.9	78.3	79.0	Other	20.3	21.1	20.5	19.9	19.4	19.2
(27.9)	(12.5)	4.0	(13.1)	(17.6)	Experience rated refunds	7.4	(12.6)	(1.9)	(10.3)	(1.9)	(3.5)

1,892.9	1,973.0	1,980.6	1,926.9	1,842.8	Total premiums	488.9	478.0	462.2	453.9	467.3	459.4
9.3	12.0	13.7	15.1	16.5	Administrative fees	4.1	4.0	4.3	3.8	4.2	4.2
286.3	290.6	294.3	278.5	261.1	Net investment income	65.2	63.9	64.9	64.9	66.1	65.2

2,188.5	2,275.6	2,288.6	2,220.5	2,120.4	Total revenues	558.2	545.9	531.4	522.6	537.6	528.8

					Benefits and expenses:
1,457.3	1,635.0	1,657.1	1,515.9	1,431.4	Benefits to policyholders	377.6	369.5	357.7	321.1	382.2	370.4
4.8	4.6	4.2	4.3	2.6	Interest credited	1.2	0.7	—	0.7	1.2	0.7
306.2	312.3	323.6	313.3	321.4	Operating expenses	87.4	83.0	83.1	82.2	78.7	77.4
129.9	137.1	125.1	126.7	122.6	Commissions and bonuses	31.6	37.6	29.1	30.5	29.7	33.3
31.1	33.0	33.6	31.3	27.9	Premium taxes	8.5	8.1	5.9	6.6	7.3	8.1
(25.5)	(27.4)	(18.3)	(22.2)	(23.4)	Deferral of acquisition costs	(4.7)	(10.6)	(6.0)	(5.3)	(3.9)	(8.2)
21.3	23.1	25.2	24.1	22.4	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.5	5.4	5.3	5.7	5.7	5.7

1,925.1	2,117.7	2,150.5	1,993.4	1,904.9	Total benefits and expenses	508.1	493.7	475.1	441.5	500.9	487.4

$263.4	$157.9	$138.1	$227.1	$215.5	Income before income taxes	$50.1	$52.2	$56.3	$81.1	$36.7	$41.4

					Benefit ratio (including interest credited):
66.8%	72.1%	72.6%	68.5%	67.6%	% of total revenues	67.9%	67.8%	67.3%	61.6%	71.3%	70.2%
77.2	83.1	83.9	78.9	77.8	% of total premiums	77.5	77.4	77.4	70.9	82.0	80.8

					Statistics (% of total premiums):
16.2%	15.8%	16.3%	16.3%	17.4%	Operating expenses	17.9%	17.4%	18.0%	18.1%	16.8%	16.8%
13.9	8.0	7.0	11.8	11.7	Income before income taxes	10.2	10.9	12.2	17.9	7.9	9.0

					Annualized new sales:
$156.9	$155.5	$104.0	$89.9	$87.5	Life and AD&D	$12.7	$64.7	$32.2	$22.5	$5.1	$27.7
103.1	107.7	88.4	66.0	66.6	LTD	8.1	29.9	26.3	16.9	7.9	15.5
45.1	42.6	31.2	40.6	31.8	STD	5.9	17.8	12.6	7.8	2.9	8.5
25.5	30.6	21.4	25.6	29.7	Other	5.5	10.9	8.2	5.6	5.1	10.8

$330.6	$336.4	$245.0	$222.1	$215.6	Total annualized new sales	$32.2	$123.3	$79.3	$52.8	$21.0	$62.5

					Persistency (% of premiums):
89.8%	89.8%	87.3%	85.2%	86.7%	Life and AD&D
89.1	89.7	87.8	87.9	88.6	LTD
87.9	87.1	86.6	91.9	82.0	STD
78.3	76.7	74.2	79.3	73.5	Other

88.7%	88.8%	86.7%	86.7%	86.1%	Total persistency

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL DISABILITY

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$163.3	$172.3	$176.6	$190.5	$199.1	Premiums	$50.9	$50.4	$51.8	$50.3	$48.9	$48.1
0.3	0.3	0.2	0.2	0.2	Administrative fees	0.1	—	0.1	—	0.1	—
52.6	53.0	54.7	53.7	53.1	Net investment income	14.2	13.7	13.3	13.1	13.3	13.4

216.2	225.6	231.5	244.4	252.4	Total revenues	65.2	64.1	65.2	63.4	62.3	61.5

					Benefits and expenses:
109.1	115.9	116.2	121.8	130.0	Benefits to policyholders	22.3	22.3	31.1	34.1	38.8	26.0
25.6	26.4	25.5	26.7	27.8	Operating expenses	7.7	7.6	7.1	7.1	6.8	6.8
45.8	48.0	47.6	47.5	48.0	Commissions and bonuses	11.9	12.9	12.4	12.9	11.6	11.1
3.4	3.6	3.9	3.9	3.6	Premium taxes	1.1	1.0	0.9	0.9	0.8	1.0
(35.8)	(37.1)	(37.6)	(38.1)	(38.0)	Deferral of acquisition costs	(8.9)	(9.1)	(8.7)	(11.3)	(9.1)	(8.9)
21.1	23.2	24.9	25.7	27.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.5	6.7	6.7	7.2	6.1	7.1

169.2	180.0	180.5	187.5	198.5	Total benefits and expenses	40.6	41.4	49.5	50.9	55.0	43.1

$47.0	$45.6	$51.0	$56.9	$53.9	Income before income taxes	$24.6	$22.7	$15.7	$12.5	$7.3	$18.4

					Benefit ratio:
50.5%	51.4%	50.2%	49.8%	51.5%	% of total revenues	34.2%	34.8%	47.7%	53.8%	62.3%	42.3%
66.8	67.3	65.8	63.9	65.3	% of total premiums	43.8	44.2	60.0	67.8	79.3	54.1

					Statistics (% of premiums):
15.7%	15.3%	14.4%	14.0%	14.0%	Operating expenses	15.1%	15.1%	13.7%	14.1%	13.9%	14.1%
28.8	26.5	28.9	29.9	27.1	Income before income taxes	48.3	45.0	30.3	24.9	14.9	38.3

$21.1	$22.2	$21.1	$21.3	$22.6	Annualized new sales	$5.2	$5.7	$5.9	$7.3	$4.9	$4.5

94.8%	95.1%	95.0%	94.5%	94.6%	Persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$41.5	$8.0	$6.7	$6.9	$10.5	Premiums	$2.8	$3.7	$1.8	$3.1	$3.0	$2.6
121.5	119.9	118.8	124.9	133.4	Administrative fees	33.8	33.7	34.2	33.9	33.1	32.2
251.0	262.7	278.6	293.2	283.3	Net investment income	75.0	71.2	72.2	69.4	72.2	69.5

414.0	390.6	404.1	425.0	427.2	Total revenues	111.6	108.6	108.2	106.4	108.3	104.3

					Benefits and expenses:
53.4	20.3	19.7	17.7	20.8	Benefits to policyholders	4.8	6.9	5.3	5.6	5.2	4.7
153.6	156.4	167.1	172.1	162.0	Interest credited	39.7	40.4	41.8	38.0	39.4	42.8
119.0	115.2	117.4	116.5	122.7	Operating expenses	31.5	31.3	31.4	31.3	30.1	29.9
30.4	33.6	31.0	33.7	36.6	Commissions and bonuses	9.9	10.2	11.0	9.8	8.4	7.4
0.2	0.1	—	0.1	—	Premium taxes	—	—	—	—	—	—
0.1	—	—	—	—	Interest expense	—	—	—	—	—	—
(14.7)	(17.2)	(15.5)	(16.6)	(18.7)	Deferral of acquisition costs	(4.9)	(5.3)	(6.5)	(5.6)	(3.5)	(3.1)
16.5	20.9	20.4	22.2	25.9	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.1	5.7	6.5	6.5	6.7	6.2

358.5	329.3	340.1	345.7	349.3	Total benefits and expenses	87.1	89.2	89.5	85.6	86.3	87.9

$55.5	$61.3	$64.0	$79.3	$77.9	Income before income taxes	$24.5	$19.4	$18.7	$20.8	$22.0	$16.4

					Assets under administration:
$15,281.7	$13,764.9	$14,855.4	$17,346.4	$19,021.9	Retirement Plans	$19,872.9	$19,832.8	$19,021.9	$18,533.4	$18,701.1	$17,790.6
2,684.2	2,975.7	3,206.4	3,378.9	3,317.7	Individual Annuities	3,360.5	3,338.3	3,317.7	3,290.8	3,250.4	3,310.9
2,697.3	2,691.6	2,781.5	3,056.0	3,304.1	Mortgage loans for other investors	3,383.3	3,324.9	3,304.1	3,255.0	3,175.3	3,114.0
1,224.5	1,001.5	849.0	913.7	884.4	Private client wealth management	—	858.4	884.4	894.8	901.7	913.8

$21,887.7	$20,433.7	$21,692.3	$24,695.0	$26,528.1	Total assets under administration	$26,616.7	$27,354.4	$26,528.1	$25,974.0	$26,028.5	$25,129.3

					Annualized operating expenses:
					(% of average assets under administration)
0.57%	0.58%	0.59%	0.52%	0.47%	Retirement Plans	0.46%	0.45%	0.47%	0.47%	0.47%	0.48%

					Interest credited:
					(% of net investment income)
56.5%	54.6%	53.7%	54.5%	57.9%	Retirement Plans	54.3%	56.6%	57.7%	58.7%	56.6%	58.5%
69.0	66.5	68.1	65.4	61.3	Individual Annuities	60.1	62.8	62.3	56.7	58.6	67.0

$363.8	$410.3	$364.2	$387.9	$396.4	Individual Annuity sales	$101.0	$119.8	$137.7	$124.0	$78.9	$55.8

$887.5	$1,007.7	$1,184.2	$1,303.1	$1,177.4	Commercial mortgage loans originated	$544.9	$335.0	$256.8	$303.5	$372.0	$245.1

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(14.6)	$(16.7)	$(18.0)	$(18.6)	$(19.3)	Administrative fees	$(4.9)	$(5.0)	$(4.8)	$(4.9)	$(4.8)	$(4.8)
13.8	12.9	14.0	18.1	19.7	Net investment income	4.9	4.5	5.5	5.2	3.2	5.8
					Net capital (losses) gains:
(0.7)	(1.8)	(3.2)	(1.1)	(1.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(1.6)	—	(0.8)	(0.3)	(0.1)	—
(48.3)	(4.5)	(5.2)	(11.7)	(10.9)	All other net capital (losses) gains	1.1	(8.6)	(6.0)	(4.4)	0.6	(1.1)

(49.0)	(6.3)	(8.4)	(12.8)	(12.1)	Total net capital (losses) gains	(0.5)	(8.6)	(6.8)	(4.7)	0.5	(1.1)

(49.8)	(10.1)	(12.4)	(13.3)	(11.7)	Total revenues	(0.5)	(9.1)	(6.1)	(4.4)	(1.1)	(0.1)

					Benefits and expenses:
(4.6)	17.3	4.0	(13.9)	(1.3)	Operating expenses	1.6	—	0.7	(0.7)	(0.3)	(1.0)
38.8	38.9	39.9	34.4	31.8	Interest expense	7.7	7.8	7.7	7.8	7.9	8.4

34.2	56.2	43.9	20.5	30.5	Total benefits and expenses	9.3	7.8	8.4	7.1	7.6	7.4

$(84.0)	$(66.3)	$(56.3)	$(33.8)	$(42.2)	Loss before income taxes	$(9.8)	$(16.9)	$(14.5)	$(11.5)	$(8.7)	$(7.5)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$6,419.1	$6,769.5	$7,190.7	$7,120.5	$7,773.7	Fixed maturity securities—available-for-sale	$7,936.9	$7,885.7	$7,773.7	$7,654.6	$7,468.4	$7,393.5
4,513.6	4,902.3	5,267.4	5,405.1	5,321.1	Commercial mortgage loans, net	5,514.7	5,366.8	5,321.1	5,342.6	5,453.3	5,383.7
153.1	92.7	95.5	65.7	37.0	Real estate, net	28.5	33.8	37.0	44.3	49.2	60.3
59.5	128.8	171.7	186.5	301.6	Other invested assets	345.6	313.8	301.6	270.5	277.4	187.9

11,145.3	11,893.3	12,725.3	12,777.8	13,433.4	Total investments	13,825.7	13,600.1	13,433.4	13,312.0	13,248.3	13,025.4
152.0	138.4	160.7	379.3	251.1	Cash and cash equivalents	281.2	320.6	251.1	263.3	237.7	253.0
101.9	118.8	123.0	118.2	118.4	Premiums and other receivables	128.7	132.1	118.4	132.0	122.0	118.7
110.8	111.7	109.3	106.8	108.0	Accrued investment income	109.3	108.2	108.0	108.1	105.9	107.6
938.3	949.3	972.4	988.1	994.2	Amounts recoverable from reinsurers	999.4	1,000.3	994.2	987.4	986.1	984.3
330.2	344.9	346.5	371.3	381.0	Deferred acquisition costs, value of business acquired and other intangible assets, net	382.0	380.7	381.0	376.2	368.0	371.3
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0	36.0
111.5	101.3	90.7	84.7	79.3	Property and equipment, net	80.9	79.5	79.3	82.6	82.2	83.8
101.7	113.9	69.3	127.9	129.4	Other assets	91.9	71.4	129.4	94.9	124.0	135.3
4,787.4	4,593.5	5,154.3	6,393.2	7,179.8	Separate account assets	7,431.4	7,458.5	7,179.8	7,031.9	7,133.5	6,528.3

$17,815.1	$18,401.1	$19,787.5	$21,383.3	$22,710.6	Total assets	$23,366.5	$23,187.4	$22,710.6	$22,424.4	$22,443.7	$21,643.7

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$5,502.3	$5,683.6	$5,843.2	$5,846.9	$5,832.3	Future policy benefits and claims	$5,827.0	$5,842.0	$5,832.3	$5,818.0	$5,855.7	$5,830.2
4,627.8	5,078.1	5,531.1	6,051.6	6,537.8	Other policyholder funds	6,868.7	6,628.9	6,537.8	6,372.2	6,204.6	6,174.5
50.8	103.9	148.6	61.9	60.0	Deferred tax liabilities, net	37.5	84.1	60.0	88.8	116.4	95.2
2.2	251.2	1.0	1.5	1.1	Short-term debt	1.0	1.1	1.1	1.2	1.9	1.7
551.9	300.9	551.4	551.9	503.9	Long-term debt	503.9	504.1	503.9	503.7	504.3	504.8
401.3	402.5	393.2	330.7	440.1	Other liabilities	458.7	411.9	440.1	352.9	375.7	290.3
4,787.4	4,593.5	5,154.3	6,393.2	7,179.8	Separate account liabilities	7,431.4	7,458.5	7,179.8	7,031.9	7,133.5	6,528.3

15,923.7	16,413.7	17,622.8	19,237.7	20,555.0	Total liabilities	21,128.2	20,930.6	20,555.0	20,168.7	20,192.1	19,425.0

					Shareholders’ equity:
158.2	82.4	89.6	68.0	5.3	Common stock	15.8	11.0	5.3	—	—	42.8
160.9	235.1	309.3	134.7	114.3	Accumulated other comprehensive income	65.7	153.3	114.3	188.7	225.9	184.9
1,572.3	1,669.9	1,765.8	1,942.9	2,036.0	Retained earnings	2,156.8	2,092.5	2,036.0	2,067.0	2,025.7	1,991.0

1,891.4	1,987.4	2,164.7	2,145.6	2,155.6	Total shareholders’ equity	2,238.3	2,256.8	2,155.6	2,255.7	2,251.6	2,218.7

$17,815.1	$18,401.1	$19,787.5	$21,383.3	$22,710.6	Total liabilities and shareholders’ equity	$23,366.5	$23,187.4	$22,710.6	$22,424.4	$22,443.7	$21,643.7

STANCORP FINANCIAL GROUP, INC.

Cash and Investments Statistics

(Dollars in millions)

CONSOLIDATED

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$5,620.7	$5,983.3	$6,222.3	$6,179.2	$6,715.1	Public	$6,811.0	$6,810.8	$6,715.1	$6,615.1	$6,419.6	$6,409.0
798.4	786.2	968.4	941.3	1,058.6	Private	1,125.9	1,074.9	1,058.6	1,039.5	1,048.8	984.5

6,419.1	6,769.5	7,190.7	7,120.5	7,773.7	Total fixed maturity securities—available-for-sale	7,936.9	7,885.7	7,773.7	7,654.6	7,468.4	7,393.5
4,513.6	4,902.3	5,267.4	5,405.1	5,321.1	Commercial mortgage loans, net	5,514.7	5,366.8	5,321.1	5,342.6	5,453.3	5,383.7
153.1	92.7	95.5	65.7	37.0	Real estate, net	28.5	33.8	37.0	44.3	49.2	60.3
59.5	128.8	171.7	186.5	301.6	Other invested assets	345.6	313.8	301.6	270.5	277.4	187.9

11,145.3	11,893.3	12,725.3	12,777.8	13,433.4	Total investments	13,825.7	13,600.1	13,433.4	13,312.0	13,248.3	13,025.4
152.0	138.4	160.7	379.3	251.1	Cash and cash equivalents	281.2	320.6	251.1	263.3	237.7	253.0

$11,297.3	$12,031.7	$12,886.0	$13,157.1	$13,684.5	Total cash and investments	$14,106.9	$13,920.7	$13,684.5	$13,575.3	$13,486.0	$13,278.4

					Percent of cash and investments:
56.8%	56.3%	55.8%	54.1%	56.8%	Fixed maturity securities—available-for-sale	56.3%	56.6%	56.8%	56.4%	55.4%	55.7%
40.0	40.7	40.9	41.1	38.9	Commercial mortgage loans, net	39.1	38.6	38.9	39.4	40.4	40.5
1.4	0.8	0.7	0.5	0.3	Real estate, net	0.2	0.2	0.3	0.3	0.4	0.5
0.5	1.1	1.3	1.4	2.2	Other invested assets	2.4	2.3	2.2	2.0	2.0	1.4
1.3	1.1	1.3	2.9	1.8	Cash and cash equivalents	2.0	2.3	1.8	1.9	1.8	1.9

					Fixed maturity securities—available-for-sale:
106.7%	109.0%	110.3%	104.5%	105.2%	Market value as a % of amortized cost	103.7%	106.1%	105.2%	105.3%	106.4%	105.5%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2015		2014
2010	2011	2012	2013	2014		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.31%	5.08%	4.66%	4.34%	3.99%	Fixed maturity securities—available-for-sale	3.95%	3.97%	3.99%	4.03%	4.15%	4.18%
6.45	6.34	6.09	5.84	5.61	Commercial mortgage loans, net	5.43	5.53	5.61	5.66	5.72	5.80

					Fixed maturity securities—available-for-sale:
					Quality rating (as % of fixed maturities):
71.8%	70.2%	66.2%	63.4%	61.8%	A- or higher	62.5%	61.5%	61.8%	62.3%	62.2%	62.7%
23.0	24.6	28.4	31.0	32.7	BBB- to BBB+	32.1	32.9	32.7	32.0	31.8	31.5
3.5	3.9	3.8	4.0	3.9	BB- to BB+	3.7	4.0	3.9	3.8	4.1	4.1
1.7	1.3	1.6	1.6	1.6	B+ or lower	1.7	1.6	1.6	1.9	1.9	1.7

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$19.6	$17.1	$21.3	$15.2	$8.6	Book value	$8.7	$4.6	$8.6	$10.6	$14.4	$21.7
0.43%	0.34%	0.40%	0.28%	0.16%	Rates—overall %	0.16%	0.08%	0.16%	0.19%	0.26%	0.40%

$118.6	$40.3	$23.6	$20.0	$5.2	Foreclosed during period	$0.5	$—	$—	$1.7	$0.6	$2.9
9.3	5.1	9.8	7.4	0.5	In process of foreclosure	1.0	0.8	0.5	1.4	5.5	3.0
8.2	5.1	9.8	7.4	0.5	Included in sixty-day delinquencies	0.8	0.8	0.5	1.4	5.5	3.0
76.6	93.7	77.6	100.8	108.8	Net balance of restructured loans*	102.1	110.9	108.8	97.6	95.5	88.5

					Reserve balances:
$36.1	$48.1	$46.6	$43.6	$40.0	Commercial mortgage loans, net	$35.5	$38.9	$40.0	$41.5	$44.4	$43.5

*	Amount is calculated using statutory accounting principles